Exhibit 99.1

Fintech Platform Qenta Inc., to List on Nasdaq Through Merger with Blockchain Coinvestors Acquisition Corp. I

Qenta Inc., has entered into a definitive business combination agreement with Blockchain Coinvestors Acquisition Corp. I (Nasdaq: BCSA) (the “Transaction”).

The business combination is expected to be completed in the first half of 2023.

GRAND CAYMAN, CAYMAN ISLANDS / HOUSTON, TX, November 10, 2022 — Qenta Inc., (“Qenta” or the “Company”), a financial technology company established to digitize the world’s assets and transactions, and Blockchain Coinvestors Acquisition Corp. I (Nasdaq: BCSA) (“BCSA”), a special purpose acquisition company (“SPAC”), today announced they have entered into a definitive business combination agreement. Upon closing of the transaction, the combined company will continue to operate as Qenta.

Qenta is a global company that elevates the world’s citizens and businesses through its frictionless, accessible, secure, and compliant financial ecosystem. With a vision to digitize all the world’s assets and transactions, Qenta started with a focus on the precious metals sector. By introducing digitized Responsible Gold™, and multiple recognitions for ESG, innovation, and Shariah compliance, Qenta brought gold into the digital age as an efficient store of value and gave it true utility as a medium of exchange.

Today Qenta operates through three integrated segments: Qenta Digital Assets, offering provenance, custody, and ownership tracking of precious metals; Qenta Payments, with newly launched alternative banking and payment applications; and Qenta Capital & Risk Management, offering specialized hedging products and margin financing for soft commodities and precious metals.

Qenta aims to replicate its patented Digital Assets solution for soft commodities, fiat currencies, and carbon offsets in multi-asset wallets and continues the geographic expansion of its Payments and Capital & Risk Management services through organic growth and acquisition within the fintech vertical.

Qenta’s Investment Highlights:

1.	A leader in the digitization of assets and transactions

2.	Massive addressable market boosted by commodity focus

3.	Pioneer in integrating ESG best practices in the creation of digital and sustainable products

4.	Committed to strict regulatory compliance and security

5.	Promising scalability driven by friction reduction and better access to financial solutions philosophy

6.	Led and founded by Brent de Jong, a successful platform builder with a demonstrated ability to use acquisitions to build shareholder value

Summary of Transaction

The boards of directors of Qenta and BCSA have both unanimously approved the Transaction, which is expected to be completed in the first half of 2023. The Transaction will require the approval of the shareholders of both Qenta and BCSA and is subject to other customary closing conditions identified in the business combination agreement.

Qenta’s shareholders will roll their equity holdings into the new public company. Current shareholders of BCSA will convert their class A ordinary shares and class B ordinary shares of BCSA into common stock of the combined company on a one-for-one basis.

Qenta expects to use the proceeds from the Transaction to accelerate growth and general corporate purposes, in addition to covering Transaction-related costs.

Upon the closing of the Transaction, and assuming none of BCSA’s public shareholders elect to redeem their shares,

•	the current stockholders of Qenta are expected to own approximately 54% of the combined company,

•	BCSA’s public stockholders are expected to own 33% of the combined company, and

•	BCSA’s sponsor is expected to own 13% of the combined company.

The Transaction includes an implied combined pro forma total enterprise value of approximately $622 million, assuming no shareholder redemptions. Further, assuming a share price of $10.00 per share, the combined company is expected to have an initial market capitalization of approximately $904 million.

Forward Purchase Agreement

BCSA has also entered into a forward purchase agreement with Vellar Opportunity Fund SPV LLC – Series 5 (“Vellar”), a client of Cohen & Company Financial Management, LLC (“Cohen”). Entities and funds managed by Cohen own equity interests in BCSA’s sponsor. Pursuant to the forward purchase agreement, Vellar has agreed to purchase in the open market and not redeem up to 12,000,000 BCSA class A ordinary shares in advance of the consummation of the business combination, subject to certain conditions, including its receipt of the trust proceeds related to the shares it purchases less 10% following the consummation of the business combination. Vellar will pay the combined company the proceeds from its sales of the shares purchased pursuant to the forward purchase agreement, subject to certain parameters.

Share Purchase Agreement

As part of its public readiness, Qenta secured a $180,000,000 capital commitment from GEM Global Yield LLC SCS (“GEM”), a Luxembourg-based private alternative investment group. Under the agreement, GEM agrees to provide Qenta with a share subscription facility for a 48-month term following the completion of the business combination between the Company and BCSA.

Additional Information

Additional information about the Transaction, including a copy of the business combination agreement, will be provided in a Current Report on Form 8-K to be filed by BCSA with the Securities and Exchange Commission (“SEC”) and will be available at www.sec.gov. In addition, BCSA intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed Transaction with the SEC.

Advisors

Perkins Coie LLP and Pillsbury Winthrop Shaw Pittman LLP are acting as legal counsel to BCSA.

About BCSA

BCSA is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities. BCSA is led by Chairman and Managing Director Matthew Le Merle, Chief Executive Officer and Managing Director Lou Kerner, Managing Director Alison Davis, and Chief Financial Officer Mitchell Mechigian.

About Qenta

Qenta is a financial technology company established to digitize all the world’s assets and transactions. It elevates the world’s citizens and businesses through its frictionless, accessible, secure, and compliant financial ecosystem. Today Qenta operates through three integrated segments: Qenta Digital Assets, offering provenance, custody, and ownership tracking of precious metals; Qenta Payments, with newly launched alternative banking and payment applications; and Qenta Capital & Risk Management, offering specialized hedging products and margin financing for soft commodities and precious metals.

Headquartered in Houston, Texas, Qenta has offices and operations on 5 continents and more than 400 employees. It offers the highest level of security and compliance and is governed by financial authorizations in Brazil, Dubai, Ghana, India, Luxembourg, Switzerland, and the US. For more information, please visit www.qenta.com.

Important Information and Where to Find It

A full description of the terms of the proposed Transaction will be provided in a registration statement on Form S-4 to be filed by BCSA with the SEC that will include a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of BCSA to vote on the business combination. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. BCSA and Qenta urge their investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about BCSA, Qenta and the Transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of BCSA as of a record date to be established for voting on the proposed business combination. Once available, shareholders of BCSA will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Blockchain Coinvestors Acquisition Corp. I, PO Box 1093, Boundary Hall Cricket Square, Grand Cayman KY1-1102, Cayman Islands, Attn: Secretary. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

BCSA and Qenta and their respective directors, executive officers, other members of management, and employees may, under SEC rules, be considered participants in the solicitation of proxies of BCSA’s shareholders with respect to the potential Transaction described in this press release. Information about the persons who may, under SEC rules, be deemed to be participants in the solicitation of BCSA’s shareholders in connection with the potential transaction will be set forth in BCSA’s registration statement on Form S-4 containing the preliminary proxy statement/prospectus when it is filed with the SEC. Such shareholders will be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Blockchain Coinvestors Acquisition Corp. I, PO Box 1093, Boundary Hall Cricket Square, Grand Cayman KY1-1102, Cayman Islands, Attn: Secretary.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Transaction and does not constitute an offer to sell or a solicitation of an offer to buy the securities of BCSA, Qenta or the combined company, nor will there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed business combination, including the timing and structure of the Transaction, the proceeds of the Transaction, the initial market capitalization of the combined company, the benefits of the Transaction and the combined company’s future financial performance, as well as statements about the potential attributes and benefits of Qenta’s financial technology platform, the potential market opportunity, and the development and performance of Qenta’s platform. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from BCSA’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event or other circumstances that could give rise to the termination of the business combination agreement, the outcome of any legal proceedings that may be instituted against Qenta or BCSA following announcement of the Transactions, the risk that the proposed business combination disrupts Qenta’s, the ability to recognize the anticipated benefits of the business combination, costs related to the business combination, the amount of redemption requests made by BCSA’s stockholders, changes in applicable laws or regulations, that Qenta will have sufficient capital upon the approval of the Transaction to operate as anticipated, and other risks and uncertainties, including those to be included under the header “Risk Factors” in the registration statement on Form S-4 to be filed by BCSA with the SEC and those included under the header “Risk Factors” in the final prospectus of BCSA related to its initial public offering. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. Except as otherwise required by applicable law, Qenta and BCSA disclaim any duty to update any forward-looking statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Contacts

Blockchain Coinvestors Acquisition Corp. I:

Matt Yemma

Peaks Strategies

myemma@peaksstrategies.com

Qenta, Inc.:

Luana Helsinger

Director of Corporate Development

luana.helsinger@qenta.com